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                                                                 EXHIBIT 10.5(b)

                                                 [EXECUTION COUNTERPART]



                                AMENDMENT NO. 1

  AMENDMENT NO. 1 dated as of January 13, 1998, between MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom California"), MEDIACOM DELAWARE LLC, a
                           -------------------
limited liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Delaware"), MEDIACOM ARIZONA LLC, a limited
                        -----------------
liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Arizona" and, together with Mediacom California and
                    ----------------
Mediacom Delaware, the "Borrowers"); each of the banks that is a signatory
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hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE
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MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and
                                                    --------------------
FIRST UNION NATIONAL BANK, as documentation agent (in such capacity, the

"Documentation Agent").
--------------------

  The Borrowers, the Lenders, the Administrative Agent and the Documentation Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 24, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions
             ----------------
thereof, for extensions of credit to be made by said Lenders to the Borrowers. The parties wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

  Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1,
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terms defined in the Credit Agreement are used herein as defined therein.

  Section 2.  Amendments.  Upon the execution and delivery of this Amendment No.
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1 by the Borrowers and Majority Lenders, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

  2.02. Section 9.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                                Amendment No. 1
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                                      -2-


       "(b) Any Borrower or any Subsidiary of a Borrower shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $500,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (without the lapse of time or the taking of any action, other than the giving of notice) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or the Borrowers shall default in the payment when due of any amount aggregating $500,000 or more under any Interest Rate Protection Agreement; or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating $500,000 or more to become due; or"

     Section 3.  Miscellaneous.  Except as herein provided, the Credit Agreement
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shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No. 1
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                                      -3-


  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                              MEDIACOM CALIFORNIA LLC

                              By  MEDIACOM LLC, a Member


                              By_______________________________
                               Title: Manager


                              MEDIACOM DELAWARE LLC

                              By  MEDIACOM LLC, a Member


                              By_______________________________
                               Title: Manager


                              MEDIACOM ARIZONA LLC

                              By  MEDIACOM LLC, a Member


                              By_______________________________
                               Title: Manager


                              THE CHASE MANHATTAN BANK,
                              individually and as
                              Administrative Agent


                              By______________________________
                               Title:

                                Amendment No. 1
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                                      -4-


                              FIRST UNION NATIONAL BANK,
                              individually and as
                              Documentation Agent


                              By________________________________
                               Title:

                              FIRST NATIONAL BANK OF CHICAGO

                              By________________________________
                              Title:


                              MELLON BANK, N.A.


                              By________________________________
                               Title:


                              CIBC INC.


                              By________________________________
                               Title:


                              BANK OF MONTREAL

                              By________________________________
                              Title:

                                Amendment No. 1
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